Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Daniel A. Castle
Daniel A. Castle

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Jeffrey A. Eckmann
Jeffrey A. Eckmann

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Joyce L. Fitzpatrick
Joyce L. Fitzpatrick

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ C. Richard Green, Jr.
C. Richard Green, Jr.

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Donna H. Grier
Donna H. Grier

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Nigel G. Howard
Nigel G. Howard

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Mark W. Kehaya
Mark W. Kehaya

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ John D. Rice
John D. Rice

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Nathan A. Richardson
Nathan A. Richardson

POWER OF ATTORNEY

THE UNDERSIGNED director of Pyxus International, Inc. (the “Corporation”) hereby appoints Joel L. Thomas, Philip C. Garofolo and William O’Quinn, Jr. and each of them singly, as the undersigned’s lawful agent and attorney-in-fact, with full power of substitution and re-substitution, for and on behalf and in the name of the undersigned, to execute and file with the Securities and Exchange Commission registration statements, including amendments, on Form S-8 pursuant to the Securities Act of 1933, as amended (the “Act”), for the purpose of registering shares of common stock of the Corporation and securities and other interests to be issued or purchased pursuant to the Amended and Restated Pyxus International, Inc. 2016 Incentive Plan, with full power and authority to take or cause to be taken all other actions that in the judgment of such appointed person(s) may be necessary or appropriate to effect the registration under the Act of such shares and interests.

EXECUTED on the 15th day of August, 2019.

/s/ Martin R. Wade III
Martin R. Wade III